UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Updated June 27, 2024

EXPLANATORY NOTE

This Form N-CSR/A amends Form N-CSR of the registrant for the annual reporting period ended December 31, 2023, originally filed with the Securities and Exchange Commission on March 8, 2024 (Accession No. 0001398344-24-005632). The purpose of the amendment is to (1) update language contained in the Trustees and Officers table, (2) update titles in the signature blocks in the certification pursuant to Item 19(a) of Form N-CSR, and (3) include the required letter of the former auditor pursuant to Item 19(a)(5), which was received prior to the closure of the former auditor.

Item 1. Reports to Stockholders.

(a)

AEGIS Value Fund

Class I (AVALX)

ANNUAL REPORT

December 31, 2023

Portfolio Manager’s Letter
Year Ended December 31, 2023
(Unaudited)

January 24, 2024

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Annual Report for the year ended December 31, 2023.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest primarily in common stocks that we believe are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a “deep value” investment strategy.

	Annualized
Performance as of 12/31/23	One Year	Three Year	Five Year	Ten Year	Since Inception
Aegis Value Fund (AVALX)	13.13%	19.84%	20.75%	9.18%	11.05%
S&P SmallCap 600 Pure Value Index (Launched 12/16/05)*	23.33%	19.15%	14.82%	7.07%	N/A
S&P 500 Index	26.29%	10.00%	15.69%	12.03%	7.84%

*	The S&P SmallCap 600 Pure Value Index performance prior to December 16, 2005 cannot be shown since it relies on back-tested data. Performance data quoted represents past performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. Per the most recent prospectus, the Aegis Value Fund Class I has an annualized gross expense ratio of 1.45% and net annualized expense ratio, after fee waivers, of 1.50%. Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2024.

Aegis Value Fund	Class I
Net Assets	$371.1 Million
NAV / Share	$35.35
Net Expense Ratio	1.50%
Management Fee	1.20%
Distribution Fee (12b-1)	None
Redemption Fee	None
Income & capital gain distributions per share	$0.79

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2023, the Fund Class I shares have posted a cumulative gain of 1,368.33%. During the same period, the S&P 500 Index of large cap stocks posted a cumulative gain of 592.07%. For the twelve-month period ended December 31, 2023, the Fund Class I shares gained 13.13%, underperforming the S&P SmallCap 600 Pure Value Index, which increased 23.33%, while the S&P 500 increased 26.29% over the same period.

Fund performance for the full year of 2023 was most positively impacted by Bank of Cyprus Holding PLC (BOCH.LN), Universal Stainless & Alloy (USAP), and Algoma Steel Group Inc. (ASTL.TO). Orezone Gold Corp (ORE.TO), Minera Alamos Inc. (MAI.TO), and Geodrill Ltd. (GEO.TO) most negatively impacted 2023 Fund performance.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the second half 2023 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P SmallCap 600 Pure Value Index: An index that seeks to measure stocks that exhibit strong value characteristics, and weights them by score. Constituents are drawn from the S&P SmallCap 600 Index, a market capitalization weighted index that seeks to measure the small-cap segment of the U.S. equity market.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Quasar Distributors, LLC is the distributor for the Aegis Value Fund. No other products mentioned in the commentary are distributed by Quasar.

About Your Fund’s Expenses
December 31, 2023

(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. Class I shares of the Fund charge no sales load. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 – December 31, 2023, for the Aegis Value Fund Class I.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 7/1/23	Ending Account Value (1) 12/31/23	Expenses Paid During Period (2)	Ending Account Value 12/31/23	Expenses Paid During Period (2)
Aegis Value Fund Class I	$1,000.00	$1,070.40	$7.65	$1,017.82	$7.45

(1)

The ending account value is based on the actual total return of the Fund for the period July 1, 2023 to December 31, 2023 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.47%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2023-12/31/2023).

Key Statistics (Unaudited)

Result of a Hypothetical $10,000 Investment in Aegis Value Fund
(assumes investment made on December 31, 2013)

The growth of $10,000 chart reflects the performance of a hypothetical $10,000 investment made in the Fund for the period noted. It assumes the reinvestment of dividends and capital gains but does not reflect the deduction of taxes that a shareholder would pay on dividends or capital gain distributions. This chart does not imply any future performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Aegis Value Fund

Portfolio Characteristics

December 31, 2023
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks				96.6%
Consumer Discretionary			4.8%
Household Durables		2.0%
Textiles, Apparel & Luxury Goods		2.8%
Energy			33.2%
Energy Equipment & Services		7.5%
Oil, Gas & Consumable Fuels		25.7%
Financials			4.6%
Banks		3.3%
Capital Markets		0.6%
Consumer Finance		0.6%
Insurance		0.1%
Industrials			3.7%
Construction & Engineering		2.9%
Machinery		0.8%
Information Technology			0.1%
Communications Equipment		0.1%
Materials			50.2%
Metals & Mining		44.1%
Diversified Metals & Mining	11.2%
Gold, Silver & Precious Metals & Minerals	19.8%
Mining Services	4.2%
Steel	8.9%
Paper & Forest Products		6.1%
Warrants				0.3%
Materials			0.3%
Metals & Mining
Gold, Silver & Precious Metals & Minerals		0.3%
Short-Term Investments				1.9%
United States Treasury Bills			1.9%
Other Assets in Excess of Liabilities				1.2%
Total Net Assets				100.0%

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2023

	Country Currency	Shares	Value
Common Stocks — 96.6%
Consumer Discretionary — 4.8%
Household Durables — 2.0%
Bassett Furniture Industries, Inc. (3)		456,855	$7,583,793
Textiles, Apparel & Luxury Goods — 2.8%
Delta Apparel, Inc. (1)(3)		674,352	4,808,130
Superior Group of Cos, Inc.		409,899	5,533,636
			10,341,766
Total Consumer Discretionary			17,925,559
Energy — 33.2%
Energy Equipment & Services — 7.5%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	6,146,968
Enerflex Ltd. (2)		511,060	2,386,650
Koil Energy Solutions, Inc. (1)(3)		766,584	398,624
Natural Gas Services Group, Inc. (1)(3)		843,293	13,560,151
Tidewater, Inc. (1)		73,853	5,325,540
Wolverine Energy & Infrastructure, Inc. (1)(5)	CAD	475,591	—
			27,817,933
Oil, Gas & Consumable Fuels — 25.7%
Adams Resources & Energy, Inc. (3)		135,876	3,557,234
ARC Resources Ltd.	CAD	577,703	8,575,841
Ardmore Shipping Corp. (2)		168,579	2,375,278
Athabasca Oil Corp. (1)	CAD	500,000	1,573,526
Hallador Energy Company (1)(3)		1,971,083	17,424,373
International Petroleum Corp. (1)	CAD	1,851,291	22,033,025
MEG Energy Corp. (1)	CAD	1,097,576	19,606,523
Peabody Energy Corp.		494,732	12,031,882
Seplat Petroleum Development Company plc (4)	GBP	3,163,891	4,997,906
Vermilion Energy, Inc.	CAD	280,000	3,374,665
			95,550,253
Total Energy			123,368,186
Financials — 4.6%
Banks — 3.3%
Bank of Cyprus Holdings plc (4)	GBP	3,143,618	12,136,719

Capital Markets — 0.6%
Hennessy Advisors, Inc.		140,536	942,997
Westwood Holdings Group, Inc.		97,606	1,226,907
			2,169,904
Consumer Finance — 0.6%
EZCORP, Inc. (1)		264,446	2,311,258

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2023

	Country Currency	Shares	Value
Financials — 4.6% (Continued)
Insurance — 0.1%
Conifer Holdings, Inc. (1)		430,026	$451,527
Total Financials			17,069,408
Industrials — 3.7%
Construction & Engineering — 2.9%
Matrix Service Co. (1)		1,115,836	10,912,876

Machinery — 0.8%
Mayville Engineering Co., Inc. (1)		203,856	2,939,604
Total Industrials			13,852,480
Information Technology — 0.1%
Communications Equipment — 0.1%
EMCORE Corp. (1)		975,350	476,946
Total Information Technology			476,946
Materials — 50.2%
Metals & Mining — 44.1%
Diversified Metals & Mining — 11.2%
Alphamin Resources Corp.	CAD	5,332,231	3,621,756
Amerigo Resources Ltd. (3)	CAD	18,172,738	19,063,512
C3 Metals, Inc. (1)(6)	CAD	1,648,352	758,835
Excelsior Mining Corp. (1)	CAD	2,483,258	262,372
Kenmare Resources plc (4)	GBP	3,523,650	17,716,423
Solitario Zinc Corp. (1)		620,433	347,505
			41,770,403
Gold, Silver & Precious Metals & Minerals — 19.8%
Cabral Gold, Inc. (1)(3)(6)	CAD	12,911,156	1,900,061
Catalyst Metals Ltd. (1)(4)	AUD	3,683,955	2,020,780
Centerra Gold, Inc.	CAD	1,660,099	9,910,104
Condor Gold plc (1)(6)	GBP	2,810,000	913,349
Dundee Precious Metals, Inc.	CAD	606,525	3,881,614
Eldorado Gold Corp. (1)	CAD	449,946	5,840,588
Equinox Gold Corp. (1)(6)	CAD	2,436,790	11,843,272
Erdene Resource Development Corp. (1)(6)	CAD	12,000,338	3,215,064
G Mining Ventures Corp. (1)	CAD	3,809,011	4,053,210
GoldQuest Mining Corp. (1)	CAD	2,849,300	204,282
i-80 Gold Corp. (1)	CAD	1,064,476	1,871,800
Lion One Metals Ltd. (1)(6)	CAD	1,249,340	801,433
Loncor Gold, Inc. (1)(6)	CAD	4,142,858	1,125,564
Minera Alamos, Inc. (1)(3)(6)	CAD	37,611,661	9,083,228

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2023

	Country Currency	Shares	Value
Materials — 50.2% (Continued)
Metals & Mining — 44.1% (Continued)
Gold, Silver & Precious Metals & Minerals — 19.8% (Continued)
Mundoro Capital, Inc. (1)	CAD	2,598,373	$343,169
Newcore Gold Ltd. (1)(3)(6)	CAD	10,666,668	1,127,001
O3 Mining, Inc. (1)	CAD	1,509,956	1,789,088
Orezone Gold Corp. (1)	CAD	15,850,751	10,168,023
Revival Gold, Inc. (1)(3)(6)	CAD	8,183,049	2,130,600
Toubani Resources, Inc. (1)	AUD	1,300,000	128,453
TriStar Gold, Inc. (1)	CAD	351,164	23,852
Troilus Gold Corp. (1)	CAD	2,773,220	1,004,600
			73,379,135
Mining Services — 4.2%
Capital Ltd. (4)	GBP	8,874,473	10,187,573
Geodrill Ltd. (3)	CAD	3,956,698	5,345,074
			15,532,647
Steel — 8.9%
Algoma Steel Group, Inc.	CAD	1,550,123	15,559,138
Stelco Holdings, Inc.	CAD	229,299	8,685,345
Universal Stainless & Alloy Products, Inc. (1)		435,079	8,736,386
			32,980,869
Total Metals and Mining			163,663,054
Paper & Forest Products — 6.1%
Canfor Pulp Products, Inc. (1)	CAD	174,467	237,003
Conifex Timber, Inc. (1)(3)	CAD	2,346,913	1,168,984
Interfor Corp. (1)	CAD	991,546	17,570,280
Mercer International, Inc.		264,447	2,506,958
West Fraser Timber Co Ltd.		12,431	1,063,845
			22,547,070
Total Materials			186,210,124
Total Common Stocks (Cost $277,157,884)			358,902,703

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2023

	Country Currency	Shares	Value
Warrants — 0.3%
Materials — 0.3%
Metals & Mining — 0.3%
Gold, Silver & Precious Metals & Minerals — 0.3%
Cabral Gold Inc. Exercise Price: C0.21, 11/25/2024 (1)(4)(6)	CAD	5,000,000	$169,050
Cabral Gold Inc. Exercise Price: C0.20, 03/17/2025 (1)(4)(6)	CAD	7,500,000	459,605
Condor Gold Plc, Exercise Price: £0.35, 06/10/2025 (1)(4)(6)	GBP	1,425,000	94,441
Erdene Resource Development, Exercise Price: C0.45, 07/08/2024 (1)(4)(6)	CAD	2,083,333	49,212
Loncor Gold, Inc. Exercise Price: C0.75, 02/25/2024 (1)(4)(6)	CAD	500,000	113
Loncor Gold, Inc. - Exercise Price: C0.75, 05/27/2024 (1)(4)(6)	CAD	500,000	2,981
Newcore Gold Ltd. Exercise Price: C0.20, 06/28/2024 (1)(4)(6)	CAD	5,333,334	42,263
Revival Gold, Inc. - Exercise Price: C0.90, 01/25/2024 (1)(4)(6)	CAD	1,000,000	—
Revival Gold, Inc. Exercise Price: C0.45, 11/30/2026 (1)(4)(6)	CAD	1,428,572	149,536
Total Warrants (Cost $0)			967,201

Short Term Investments — 1.9%		Principal Amount
U.S. Treasury Bills — 1.9%
United States Treasury Bill - Maturity Date: 1/4/2024; Effective Yield 3.91% (1)(4)		$1,000,000	999,566
United States Treasury Bill - Maturity Date: 1/11/2024; Effective Yield 4.73% (1)(4)		1,000,000	998,556
United States Treasury Bill - Maturity Date: 1/18/2024; Effective Yield 4.92% (1)(4)		1,000,000	997,541
United States Treasury Bill - Maturity Date: 1/25/2024; Effective Yield 5.01% (1)(4)		1,000,000	996,520
United States Treasury Bill - Maturity Date: 2/1/2024; Effective Yield 5.05% (1)(4)		1,000,000	995,515
United States Treasury Bill - Maturity Date: 2/8/2024; Effective Yield 5.05% (1)(4)		1,000,000	994,527

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2023

	Country Currency	Principal Amount	Value
Short Term Investments — 1.9%(Continued)
U.S. Treasury Bills — 1.9% (Continued)
United States Treasury Bill - Maturity Date: 2/15/2024; Effective Yield 5.12% (1)(4)		$1,000,000	$993,461
Total U.S. Treasury Bills (Cost $6,975,686)			6,975,686
Total Short Term Investments (Cost $6,975,686)			6,975,686

Total Investments — 98.8% (Cost $284,133,570)			366,845,590
Other Assets in Excess of Liabilities — 1.2%			4,347,868
Net Assets — 100.0%			$371,193,458

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The Fund is owner of more than 5% of the outstanding voting securities. See affiliated table in Note 6 for additional information.
(4)	Level 2 Security.
(5)

Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of December 31, 2023, the value of these securities was $0 which represents 0.0% of total net assets.

(6)

All or a portion of this position was purchased in a private placement transaction and may be a security as defined in Rule 144A under the Securities Act of 1933. An initial four-month sale restriction may apply. Resale may only be available to Qualified Institutional Buyers or through sales on certain offshore exchanges as allowed under Section 904 of Regulation S-X.

AUD - Australian Dollar

CAD - Canadian Dollar

GBP - British Pound Sterling

plc - Public Limited Company

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The Fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments in unaffiliated secruities, at value (cost $216,591,781)	$279,694,825
Investments in affiliated securities*, at value (cost $67,541,789)	87,150,765
Total investments in securities, at value (cost $284,133,570)	366,845,590
Cash	3,282,276
Receivable for Fund shares sold	1,341,173
Interest and dividends receivable	418,070
Prepaid assets	40,767
Total Assets	371,927,876
Liabilities
Payable for investment securities purchased	3,231
Foreign currency (cost $9,003)	9,107
Payable to Investment Adviser	369,615
Payable for Fund shares redeemed	196,332
Accrued Trustee and chief compliance officer fees	16,511
Other payables	139,622
Total liabilities	734,418
Net Assets	$371,193,458
Net Assets consist of:
Paid-in capital	287,804,403
Total distributable earnings	83,389,055
Net Assets	$371,193,458

Net Assets	371,193,458
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares - Class I	10,499,359
Net asset value per share	$35.35

*	Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Operations

For the Year Ended December 31, 2023

Investment Income
Dividends from unaffiliated companies#	$4,978,796
Dividends from affiliated companies (Note 6)##	1,882,331
Interest income from unaffiliated companies#	604,327
Total investment income	7,465,454
Expenses
Investment advisory fees (Note 3)	4,059,443
Fund servicing fees	258,018
Transfer agent & custody fees	220,604
Printing and postage fees	53,534
Registration fees	62,107
Legal fees	76,141
Chief Compliance Officer fees (Note 3)	49,999
Audit fees	23,998
Director fees	12,884
Insurance fees	32,052
Gross Expenses	4,848,780
Expenses previously waived/recovered by Advisor (Note 3)	93,100
Net Expenses	4,941,880
Net Investment Income	2,523,574
Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	1,462,004
Investments in affiliated companies (Note 6)	2,966,344
Investments in foreign currency transactions	(33,497)
Net realized gain on investments and foreign currency transactions	4,394,851
Change in unrealized appreciation on:
Investments in unaffiliated companies	39,178,581
Investments in affiliated companies (Note 6)	(8,432,287)
Investments in foreign currency translations	857
Net change in unrealized appreciation on investments	30,747,151
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	35,142,002
Net Increase in Net Assets Resulting from Operations	$37,665,576

#	Net of foreign taxes withholding of $377,925.
##	Net of foreign taxes withholding of $240,593.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$2,523,574	$589,196
Net realized gain on investments and foreign currency transactions	4,394,851	2,585,746
Net change in unrealized appreciation on investments	30,747,151	8,754,582
Net increase in net assets resulting from operations	37,665,576	11,929,524
Distributions
Net dividends and distributions to shareholders	(8,048,587)	(431,698)
Net decrease in assets resulting from distributions paid	(8,048,587)	(431,698)
Capital share transactions
Subscriptions	140,002,193	182,936,454
Distributions reinvested	6,521,400	346,035
Redemptions	(79,257,393)	(100,034,488)
Net Increase in net assets resulting from capital share transactions	67,266,200	83,248,001
Total Increase in Net Assets	96,883,189	94,745,827

Net Assets
Beginning of Year	274,310,269	179,564,442
End of Year	$371,193,458	$274,310,269

Share information
Subscriptions	4,065,519	5,656,833
Distributions reinvested	191,581	11,105
Redemptions	(2,337,894)	(3,284,188)
Net increase (decrease) in shares	1,919,206	2,383,750
Beginning shares	8,580,153	6,196,403
Ending shares	10,499,359	8,580,153

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each year:

	Years Ended December 31,
	2023	2022	2021	2020	2019

Per Share Data
Net asset value, beginning of year	$31.97	$28.98	$21.05	$18.94	$15.44
Income from investment operations:
Net investment income (loss)(1)	0.25	0.07	0.07	(0.15)	(0.20)
Net realized and unrealized gain (loss) on investments	3.92	2.97	7.86	3.65	4.15
Total from investment operations	4.17	3.04	7.93	3.50	3.95
Less distributions to shareholders from:
Net investment income	(0.23)	(0.05)	—	(0.44)	(0.05)
Net realized capital gains	(0.56)	—	—	(0.95)	(0.40)
Total distributions	(0.79)	(0.05)	—	(1.39)	(0.45)
Net asset value, end of year	$35.35	$31.97	$28.98	$21.05	$18.94
Total investment return	13.13%	10.50%	37.67%	18.72%	25.66%
Ratios (to average net assets)/Supplemental data:
Expenses after waiver/recovery	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses before waiver/recovery	1.43%	1.45%	1.48%	1.55%	1.63%
Net investment income (loss)	0.75%	0.23%	0.25%	(0.86)%	(1.18)%
Portfolio turnover	2%	20%	40%	41%	30%
Net assets at end of year (000’s)	$371,193	$274,310	$179,564	$123,550	$115,114

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2023

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. Prior to the close of business on December 13, 2019, the Fund offered Class A and Class I shares. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies – (continued)

Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates at the close of the New York Stock Exchange.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies – (continued)

last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,925,559	$—	$—	$17,925,559
Energy	118,370,280	4,997,906	—	123,368,186
Financials	4,932,689	12,136,719	—	17,069,408
Industrials	13,852,480	—	—	13,852,480
Information Technology	476,946	—	—	476,946
Materials	156,285,348	29,924,776	—	186,210,124
Warrants
Materials	—	967,201	—	967,201
Short-Term Investments
U.S. Treasury Bills	—	6,975,686	—	6,975,686
Total	$311,843,302	$55,002,288	$—	$366,845,590

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Advisor, as the Fund’s valuation designee. In determining the fair value of an investment, the Advisor seeks, in conjunction with the valuation methodology used pursuant to the procedures approved by the Board, to take into account the relevant factors and surrounding circumstances, which may include as appropriate and among other factors: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii)

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies – (continued)

the price and extent of trading similar securities of comparable companies; (iv) the political and economic environment and government actions or pronouncements; (v) any special reports prepared by analysts; and (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by the third parties independent of the Advisor.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2023:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning balance as of December 31, 2022	$243,946
Transfer into Level 3 during the period	37,440
Transfer out of Level 3 during the period	(967,201)
Sales	(8,595)
Realized loss included in earnings	(177,622)
Change in unrealized appreciation	872,032
Ending balance as of December 31, 2023	$0

Change in unrealized appreciation still held as of December 31, 2023	$148,777

Foreign risk and currency translation. The Fund invests directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies – (continued)

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies – (continued)

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund may maintain a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

New Accounting Pronouncements and/or SEC Regulatory Updates. In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Notes to Financial Statements

December 31, 2023

3. Advisory Fees and other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for a fee, computed daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2024 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the year ended December 31, 2023, the Fund incurred $4,059,443 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2024, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the year ended December 31, 2023, the Advisor recovered fees of $93,100 and did not waive fees.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses, to exceed 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of December 31, 2023, the Advisor had recovered all fees that had previously been waived.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee who is not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $50,000 paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended December 31, 2023.

	Purchases	Sales
Aegis Value Fund	$61,895,087	$8,606,025

Notes to Financial Statements

December 31, 2023

5. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$284,212,012
Unrealized appreciation of Investments	116,717,418
Unrealized depreciation of Investments	(34,083,115)
Net unrealized appreciation	82,634,303
Undistributed ordinary income	732,182
Undistributed long term gain	22,570
Distributable earnings (deficit)	754,752
Total accumulated earnings	$83,389,055

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax adjustments on Passive Foreign Investment Companies and wash sales.

As of December 31, 2023, the Fund has no capital loss carryforwards. The Fund did not utilize short term capital loss carryovers or long-term capital loss carryovers during the year ended December 31, 2023.

As of December 31, 2023, the Fund did not defer on a tax basis, any qualified late year losses.

On the Statement of Assets and Liabilities, there were no reclassifications as a result of permanent book to tax differences for the year ended December 31, 2023.

The tax components of dividends paid during the year ended December 31, 2023 and the year ended December 31, 2022 were as follows:

Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$2,335,355	$5,713,232	$8,048,587	$431,698	$—	$431,698

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than

Notes to Financial Statements

December 31, 2023

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2020 through December 31, 2023. As of and during the year ended December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of December 31, 2023 amounted to $87,150,765 representing 23.48% of net assets. A summary of affiliated transactions for the period ended December 31, 2023 is as follows:

	Share Balance December 31, 2022	Additions	Deductions	Share Balance December 31, 2023
Adams Resources & Energy, Inc.	135,876	—	—	135,876
Amerigo Resources Ltd.	18,172,738	—	—	18,172,738
Bassett Furniture Industries, Inc.**	255,000	201,855	—	456,855
Cabral Gold Inc.**	5,411,156	7,500,000	—	12,911,156
Conifex Timber, Inc.	2,346,913	—	—	2,346,913
Delta Apparel, Inc.**	78,302	596,050	—	674,352
Geodrill Ltd.	3,956,698	—	—	3,956,698
Hallador Energy Co.	2,177,637	—	(206,554)	1,971,083
Koil Energy Solutions, Inc.	766,584	—	—	766,584
Minera Alamos, Inc.	32,761,661	4,850,000	—	37,611,661
Natural Gas Services Group, Inc.**	—	843,293	—	843,293

Notes to Financial Statements

December 31, 2023

6. Investments in Affiliated Companies* – (continued)

	Share Balance December 31, 2022	Additions	Deductions	Share Balance December 31, 2023
Newcore Gold Ltd.**	—	10,666,668	—	10,666,668
Revival Gold, Inc.	5,325,905	2,857,144	—	8,183,049

	Value December 31, 2022	Acquisitions	Dispositions	Corporate Actions
Adams Resources & Energy, Inc.	$5,288,294	$—	$—	$—
Amerigo Resources Ltd.	17,716,406	—	—	—
Bassett Furniture Industries, Inc.**	4,431,900	3,049,346	—	—
Cabral Gold Inc.**	539,517	545,395	—	—
Conifex Timber, Inc.	2,859,975	—	—	—
Delta Apparel, Inc.**	830,784	5,634,121	—	—
Geodrill Ltd.	7,685,462	—	—	—
Hallador Energy Co.	21,754,594	—	(3,119,521)	—
Koil Energy Solutions, Inc.	360,295	—	—	—
Minera Alamos, Inc.	10,646,330	1,384,965	—	—
Natural Gas Services Group, Inc.**	—	8,553,184	—	—
Newcore Gold Ltd.**	—	1,201,923	—	—
Revival Gold, Inc.	2,517,415	736,323	—	—
Total	$74,630,972	$21,105,257	$(3,119,521)	$—

Notes to Financial Statements

December 31, 2023

6. Investments in Affiliated Companies* – (continued)

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Dividend Income
Adams Resources & Energy, Inc.**	$—	$(1,731,060)	$3,557,234	$130,441
Amerigo Resources Ltd.	—	1,347,106	19,063,512	1,363,358
Bassett Furniture Industries, Inc.**	—	102,547	7,583,793	273,294
Cabral Gold Inc.**	—	815,149	1,900,061	—
Conifex Timber, Inc.	—	(1,690,991)	1,168,984	—
Delta Apparel, Inc.**	—	(1,656,775)	4,808,130	—
Geodrill Ltd.	—	(2,340,388)	5,345,074	115,238
Hallador Energy Co.	2,966,344	(4,177,044)	17,424,373	—
Koil Energy Solutions, Inc.	—	38,329	398,624	—
Minera Alamos, Inc.	—	(2,948,067)	9,083,228	—
Natural Gas Services Group, Inc.**	—	5,006,967	13,560,151	—
Newcore Gold Ltd.**	—	(74,922)	1,127,001	—
Revival Gold, Inc.	—	(1,123,138)	2,130,600	—
Total	$2,966,344	$(8,432,287)	$87,150,765	$1,882,331

*

As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

**	This security was not affiliated as of December 31, 2022.

7. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial Services LLC held approximately 27.82%, and Pershing LLC held approximately 25.45% of the Aegis Value Fund for the benefit of their customers.

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2023, events and transactions subsequent to December 31, 2023 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Aegis Value Fund
and Board of Trustees of the Aegis Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Aegis Funds comprising Aegis Value Fund (the “Fund”) as of December 31, 2023, the related statements of operations and changes in net assets, related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2024

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012;	1	N/A
Andrew R. Bacas Born: 1958 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since August 2016	President, Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	N/A
Jordan F. Nasir Born: 1969 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since February 2018	Fund Manager of Mizuho Gulf Capital Partners (a private equity firm) since September 2017.	1	Board Member, Mizuho Gulf Capital Partners, Ltd., (2017 – present); Board Member, Gulf Japan Food Fund (2017 – present).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee**
Scott L. Barbee Born: 1971 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009.	1	Director of Donald Smith & Co. (SEC-registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.
David A. Giannini Born: 1953 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2006	Vice President of R.F. Lafferty & Co., dba Scarsdale Group (institutional equity sales and research team) (2021-Present); Vice President of Scarsdale Equities, LLC (2006-2021).	1	Director of Petrowolf Resources (2013 – Present).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officer of the Fund who is not also a Trustee
Justin P. Harrison Born: 1973 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer, Treasurer, and Secretary	Since November 2018	Chief Operating Officer and Chief Compliance Officer of Aegis Financial Corporation since 2018.	N/A	N/A

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**

Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor. Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s business relationship with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, by calling the Fund’s toll-free phone number, (800) 528-3780.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month year ended December 31 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F within 60 days after the end of the period. Copies of the Fund’s Form N-PORT Part F are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-PORT Part F at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was as follows:

Aegis Value Fund	38.69%

Other Information

(Unaudited)

The percentage of income that is designated as qualified interest income which may be exempt from U.S tax withholding when paid to non-U.S. Shareholders was as follows:

Aegis Value Fund	6.10%

Operation and Effectiveness of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Fund has adopted and implemented a liquidity risk management program (the “Program”) designed to assess and manage the risk that the Fund could not meet requests to redeem Fund shares without significant dilution of remaining investors’ interests in the Fund. In assessing, managing and reviewing liquidity risk under the Program, the Fund considers a variety of factors, including its investment strategy, portfolio investments, portfolio concentration, cash flow projections, redemption policy and redemption history.

The Program requires the Fund to, among other things, (1) periodically classify (no less frequently than monthly) its investments into specific liquidity categories; (2) determine and monitor compliance with a minimum level of Fund net assets invested in “highly liquid investments” (as defined under Rule 22e-4); (3) monitor compliance with a 15% limit for the acquisition of “illiquid investments” (as defined under Rule 22e-4); and (4) periodically assess (no less frequently than annually) the Fund’s liquidity risk based on certain factors.

During the 12-month period ended September 30, 2023 (the “Review Period”), there were no liquidity events that materially affected the Fund’s performance or ability to timely meet redemptions without dilution to remaining investors’ interests in the Fund.

The Chief Compliance Officer of the Fund, which the Board has designated to administer the Program, prepared a written report that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation during the Review Period (the “Report”). The Board reviewed and accepted the Report, which reflected that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and that during the Review Period the Program operated adequately and effectively in managing the Fund’s liquidity risk.

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

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The Aegis Funds

c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virginia 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated herein by reference to its Form N-CSR filed on March 4, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$4,000	$4,000
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)	Financial Highlights are included within the financial statements filed under Item 1 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 1(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed March 4, 2016.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Filed herewith.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Changes in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. File herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aegis Funds

By (Signature and Title)*	/s/ Scott L. Barbee
Scott L. Barbee, Principal Executive Officer

Date	10/9/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott L. Barbee
Scott L. Barbee, Principal Executive Officer

Date	10/9/24

By (Signature and Title)*	/s/ Justin P. Harrison
Justin P. Harrison, Principal Financial Officer

Date	10/9/24

*	Print the name and title of each signing officer under his or her signature